SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 10, 2008

Date of Report (Date of Earliest Event Reported)

CARBO CERAMICS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15903	72-1100013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050, Irving, TX		75039
(Address of principal executive offices)		(Zip code)

(972) 401-0090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 – Other Events

On October 10, 2008, Pinnacle Technologies, Inc. (“Pinnacle”), a California corporation and wholly-owned subsidiary of CARBO Ceramics Inc. (the “Company”), a Delaware corporation, completed the sale of substantially all the assets comprising its fracture mapping and reservoir monitoring businesses (the “Business”) to Halliburton Energy Services Inc. (“Halliburton”), a Delaware corporation, for $143.7 million in cash, including estimated working capital adjustments, subject to post-closing purchase price adjustments.

This sale was concluded pursuant to the Acquisition Agreement (the “Acquisition Agreement”) dated as of August 28, 2008 by and among Pinnacle, Halliburton and the Company and filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K dated August 28, 2008 and filed on September 4, 2008, and incorporated herein by reference. The foregoing description of the sale of the Business does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.

DATE: October 10, 2008	By:	/s/ PAUL G. VITEK
	Name:	Paul G. Vitek
	Title:	Senior Vice President and Chief Financial Officer

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